UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 13, 2006

Digital Recorders, Inc.
(Exact Name of Registrant as Specified in Its Charter)

North Carolina		56-1362926
(State or Other Jurisdiction of Incorporation)	1-13408 (Commission File Number)	(IRS Employer Identification No.)
5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code (214) 378-8992
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events
     Digital Recorders, Inc. (the “Company”) hereby furnishes the following information to its shareholders.
     During the past several weeks, the Company has had communication with a party representing itself as having, among other things, technologies, financial investment capabilities, and market know-how that could potentially be of value to the Company. Discussions were conducted regarding the possibility of various forms of cooperation, working alliances, strategic alliances, etc. Such considerations were of a nature that the Company would normally undertake when approached with such unsolicited proposals. Subsequently, that party presented an unsolicited, proposed investment term sheet. Upon in-depth consideration by the Company’s management and by the Executive Committee of the Company’s Board of Directors, the Company concluded that the proposed investment term sheet was not in the best interest of its shareholders.
     Upon due consideration of the relevant facts, alternatives, and opportunities available to the Company, the proposed investment term sheet was declined. Further, the Company expressed no interest in having a continued dialogue with this party.
     The Company was subsequently informed that one of the party’s affiliates had contacted at least one shareholder of the Company. The Company was not a party to that discussion, but concluded in an abundance of caution that all of its shareholders should be apprised of the foregoing information. While the materiality of that information is not clear, the Company desires to assure that everyone is equally informed.
     As provided in General Instruction B.2 of Form 8-K, the information contained in this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. Furnishing this information, the Company does not concede the materiality of any information in this report.
     This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements contained herein involve risks and uncertainties that could cause actual events to differ materially from those referred to in the forward-looking statements. Such risks include, but are not limited to, the risks described in the Company’s Annual Report on Form 10-K and its quarterly reports on Form 10-Q. The Company does not undertake an obligation to update forward-looking statements.

Signature(s)
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL RECORDERS, INC.
Date: September 13, 2006	By:	/s/ KATHLEEN BROWN OHER, CPA
Kathleen Brown Oher, CPA
Vice President, Chief Financial Officer, Treasurer, and Secretary